Subsequent Events	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Subsequent Events
Note 24—Subsequent Events
On January 8, 2021, the Company entered into an equity investment of
$12.5
million in its associate VISEN as part of VISEN’s
$150
million Series B financing. Following VISEN’s Series B financing, the Company retains approximately
44
%
of VISEN’s issued and outstanding shares. As a result, Ascendis expects to recognize a non-cash
gain in the first quarter of 2021 of €42.3 million.
The Series B financing does not change the Company’s accounting treatment of VISEN.
No other events have occurred after the reporting date that would influence the evaluation of these consolidated financial statements.